1996
Annual
Report





------------------
Delware
Group
Devon
Fund
------------------



                  (PHOTO OF HISTORICAL SITES OF PHILADELPHIA)

                   A Tradition of Sound Investing Since 1929

                              Delaware Group Logo

Devon Fund
------------------
Investment
------------------
Objective

To seek current income and capital appreciation.

 (PHOTO OF HISTORICAL SITES OF PHILADELPHIA)


About Our Cover
---------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


Delaware Group
------------------
A Tradition of
------------------
Sound Investing

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware manages a full range of mutual fund and annuity investments and also offers retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

         Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience, we have demonstrated our commitment to quality investment management and service.

         Today, Delaware manages some $31 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

November 22, 1996

Dear
-------------
Shareholder:
-------------

Devon Fund achieved a +24.14% total return (capital change plus income based on net asset value for A Class shares) in fiscal 1996, more than matching the unmanaged Standard & Poor's 500 Index in a year that tested professionals' stock selection skills.
         Your Fund's focus on companies with dividend growth potential and a track record of consistent earnings proved fruitful during the 12 months ended October 31, 1996. This strategy has enabled Devon Fund to outpace its peers during the past year and for its lifetime, as shown below.
         Several factors enabled the stock market to do well in fiscal 1996 despite the fact that interest rates fluctuated sharply. Earnings at many U.S. companies were better than expected. Inflation remained low. Regulatory and political threats that could have negatively affected some industries never materialized. Finally, Americans invested record amounts of money in equity mutual funds, increasing demand for many stocks.
         We approached this year's dynamic equity market with confidence in your Fund's long-term, value-oriented investment strategy. In our opinion, Devon Fund is well-diversified among medium and large companies which the portfolio manager believes are likely to expand operations and raise dividends regardless of the performance of the overall economy.
         We are pleased to report that in July your Fund's portfolio manager, George H. Burwell, was chosen by Barron's as the mutual fund industry's #1 growth and income fund manager, based on the financial newsweekly's evaluation of "folks who add the most value to their funds." (See page 7 for a more detailed explanation of Barron's criteria).
          Inside, Mr. Burwell explains what happened this year, provides an investment outlook for 1997 and details the Fund's buy and sell discipline. We believe Devon's method of selecting stocks has the potential to both reduce exposure to market volatility and offer superior long-term total return.
          Investors today have more growth and income funds to choose from than stocks in the S&P 500. On behalf of Delaware Group, I thank you for the confidence you have shown in Devon Fund.


Sincerely,

/s/   Wayne A. Stork
------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer


                                                                 Average Annual Total Return
                                                       12 Months Ended              Since Inception on
                                                       October 31, 1996              December 29, 1993
                                                    ---------------------         ------------------------
Devon Fund A Class                                      +24.14%                       +19.38%
----------------------------------------------------------------------------------------------------------
Lipper Growth & Income Fund Average                     +21.21% (516 funds)           +15.00% (335 funds)
Standard & Poor's 500 Index                             +24.10%                       +18.68%
----------------------------------------------------------------------------------------------------------

Devon Fund performance and that of the Lipper Growth & Income Fund Average is based on net asset value without effect of sales charge and assumes reinvestment of dividends. S&P 500 performance also includes reinvested dividends. Performance information for all Fund classes can be found on pages 8 and 9.

Portfolio
---------------
Manager's
---------------
Review
---------------


Fiscal 1996 was a challenging yet productive time for your Fund. Both stock prices and interest rates were more volatile than in 1995 as investors views about the economy's growth rate shifted to reflect conflicting signals from government statistics.
         Ultimately, it was a period when investors seemed to value consistency above all else. Stable monetary policy at the Federal Reserve Board convinced investors that inflation was not about to accelerate beyond 3% any time soon. Companies that posted consistent earnings saw their stock prices benefit while companies whose results were erratic or did not meet expectations generally suffered.
         Between Halloween and Valentine's Day, the value of stocks in the unmanaged Standard & Poor's 500 Index rose +14.58% as interest rates fell and corporate earnings rose. However, between mid-February and mid-September, the S&P 500 Index fluctuated within a narrow range. Only after it became clear to investors that the Fed would not need to raise rates and that the fall elections would likely endorse the political status quo in Washington did the stock market "break out" to new highs, allowing the S&P 500 Index to finish the fiscal year with a hearty increase of +24.10%.



(picture of George Burwell goes here)

George Burwell has managed Devon Fund since its inception on December 29, 1993.



         A trend we've noticed in recent months is the gradual narrowing of market leadership. Investors have tended to favor a smaller number of high profile companies with strong track records. In fact, some 30 large companies accounted for about one-third of the S&P 500 Index's market capitalization as of October 31, 1996, a historically high percentage.

         Your Fund has benefited from this narrowing in two ways. First, the shares of several large stable growth companies such as GENERAL ELECTRIC CO. a nd SERVICE CORP. INTERNATIONAL appreciated substantially. In some cases, we sold or reduced positions in these stocks. Your Fund's largest holding at our fiscal year end was another such company whose share price we believe has additional appreciation potential - CONAGRA INC., a food processing firm whose supermarket brand names include Healthy Choice and Butterball.

         Secondly, to the extent that the market "ignored" mid-cap companies, it provided the Fund with an opportunity to buy high quality, mid-size businesses with strong dividend growth potential at prices we believe reflect below average risk. These included SOUTHERN NATIONAL CORP. and STATE STREET BOSTON CORP., two banks, and Wallace Computer Services.

         We are pleased to report that companies in your Fund's portfolio increased cash dividends by an average of +11.60% during the past year. Many of your Fund's holdings also provided double digit total returns. However, we did have a few disappointments, notably some health care selections such as PH ARMACIA & UPJOHN, whose earnings did not meet our expectations.

         As of October 31, your portfolio's weighted average yield of 2.21% (before Fund expenses) was higher than the S&P 500 Index's yield of 2.08%. The price of companies we owned relative to these companies' projected earnings (P/E ratio) was lower than the average 17.5x P/E of S&P 500 stocks, as on the next page.

------------------------------------------------------------------------------------------------------------

                                       Portfolio Highlights


                                                                October 31, 1996      October 31, 1995
                                                                -----------------    -----------------
Median Market Capitalization                                      $4.1 billion          $4.6 billion
Number of Stocks                                                    51                    56
Average Stock Price-to-Earnings Ratio                             15.1x*                13.8x*
Top Sector - Consumer Growth                                      22.1%**               17.2%**
Beta***                                                           0.94                  1.12
A Class SEC Yield                                                 1.10%a                1.43%
------------------------------------------------------------------------------------------------------------

   * Based on analysts' earnings estimates for 1997 as reported to I/B/E/S. ** Percent of net assets.
 *** A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.
(a) B and C Class yield as measured by Securities and Exchange Commission guidelines was 0.53% as of October 31, 1996.

Your Fund's Investment Strategy
          Our stock selection method includes an evaluation of prior dividend increases, the strength of a company's cash flow and stock price relative to the market. We believe investors are willing to pay more for strong companies that are likely to increase cash dividends at an above average rate.
         Dividends contribute to total return directly via the income they provide and indirectly by increasing the perceived value of a stock, which can lead to price appreciation. In situations where a steady dividend is attractive, we believe a growing dividend should be even more valuable.
         Devon Fund has a value orientation that tends to lead us to stocks with dividend growth potential which may be overlooked by investors for several reasons.

Your Fund's  holdings  generally have
lower P/E ratios than the S&P 500
Index, a sign of our value focus.




For example:

  * the company may face a short-term regulatory or legal challenge that we consider unlikely to alter its fundamental positive characteristics;

  * the company may be in a "slow growth" or underfollowed industry but have a strong earnings track record, have outperformed its peers and be expanding through acquisition;

  * the company may be restructuring operations or improving product lines in ways that we believe will lead to strong financial performance.

         Typical value-oriented mutual funds tend to "sell early" to preserve a moderate level of price appreciation rather than stick with a stock as it becomes a "growth" stock. Our strategy is a bit different because Devon Fund generally holds stocks until they reach higher prices relative to a company's earnings. We believe this strategy has the potential to maximize total return with only a modest increase in risk.

--------------------------------------------------------------------------------------------------------------


                          Broad Sector Diversification
                          Devon Fund vs. S&P 500 Index
                               (October 31, 1996)



                                   Share of                                              P/E Ratio
Broad Sectors                 Fund's Net Assets             Share of Index            of Fund Holdings+
---------------------        -------------------            ----------------        ----------------------
Consumer Growth                     22.5%                       14.8%                      17.4x
Capital Goods                       17.1%                        9.6%                      15.6x
Finance                             14.8%                       14.8%                      12.8x
Consumer Staples                    13.9%                       11.2%                      13.6x
Technology                           6.0%                       14.0%                      14.3x
Utilities                            4.9%                       10.2%                      12.0x
Energy                               4.4%                        8.2%                      16.6x
Other Consumer                       5.2%                        9.4%                      14.1x
REITs                                3.1%                        0.0%                      11.0x
S&P 500 Index                                                                              17.5x



+Weighted average among Devon Fund holdings based on 1997 earnings estimates reported to I/B/E/S.
Cash accounts for 7.5% of net assets. Source of S&P data: Bloomberg Business News.
--------------------------------------------------------------------------------------------------------------

                          The Power of Dividend Growth
                    Devon Fund's Buy/Sell Discipline At Work

        Unless you are an accountant or a purchasing manager, you've probably never heard of Wallace Computer Services. The 88-year-old Hillside, Ill. company's main product is computerized business forms - items such as expense vouchers, inventory ledgers and invoices.
         Wallace has a market capitalization of about $1.3 billion. The company's products enable large companies such as Home Depot and Maytag to reduce paperwork and keep close track of expenses and operations.
         Wallace first caught our eye in October 1994. The company's long history of dividend increases and good financial prospects suggested Wallace had attractive dividend growth and capital appreciation potential. We began buying shares.
         At the time, Wallace's quarterly dividend was $0.08 a share. The stock's price had dropped substantially during the spring and summer of 1994 amid a sharp rise in paper costs. However, the company's business appeared strong and its cash flow was excellent. Wallace was gaining market share from its chief rival, Moore Corp. of Canada.
         Between November 1994 and early July 1995, the company's share price rose from about $13 to about $22, as shown below. Then, in August, Moore made a $30 a share takeover bid. At that price, we decided to sell. In August 1995, the stock no long fit Devon Fund's value discipline because Wallace's share price (relative to earnings) was more than 20% higher than stocks in the S&P 500 Index.
         As it turned out, Wallace rejected Moore's bid, and Wallace's stock price fell to about $27 a share this past summer even though Wallace's earnings prospects brightened. This provided another buying opportunity because the stock again met Devon Fund's value criteria.
         On September 9, 1996, Wallace raised its quarterly dividend for the third time in two years to $0.14 a share. That's a +75% increase from the time we first bought Wallace shares, which represented 2.7% of your Fund's net assets as of October 31, 1996.
         As of this writing, we believe the company has further dividend growth and capital appreciation potential. Of course, as with all the Fund's holdings, we continually reevaluate our position.

==============================================================================

Wallace Computer Services'
Stock Price and Dividend Growth


                                           Stock Price
                                         (Weekly Change)
                                High Price                 Low Price
Dec 31, 93                     $16.8125                   $16.125
Jan 7, 94                      $16.625                    $15.3125
Jan 14, 94                     $16.8125                   $15.9375
Jan 21, 94                     $16.625                    $16.1875
Jan 28, 94                     $16.6875                   $16.375
Feb 4, 94                      $17.25                     $16.5
Feb 11, 94                     $17.4375                   $16.75
Feb 18, 94                     $17.8125                   $17.25
Feb 25, 94                     $17.4375                   $16.6875
Mar 4, 94                      $17.25                     $17
Mar 11, 94                     $17.3125                   $17.125
Mar 18, 94                     $18.125                    $17.125
Mar 25, 94                     $18.25                     $17.4375
Apr 1, 94                      $18.0325                   $16.625
Apr 8, 94                      $16.25                     $16.1875
Apr 15, 94                     $16.8125                   $16.5
Apr 22, 94                     $16.625                    $16.375
Apr 29, 94                     $16.5                      $16.5
May 6, 94                      $16.625                    $16.5
May 13, 94                     $16.5                      $15.4375
May 20, 94                     $15.625                    $15.5
May 27, 94                     $16.4375                   $16
Jun 3, 94                      $17.1875                   $16.375
Jun 10, 94                     $17.4375                   $17.125
Jun 17, 94                     $17.4375                   $17.125
Jun 24, 94                     $17.1875                   $16.375
Jul 1, 94                      $16.75                     $15.875
Jul 8, 94                      $16.3125                   $15.875
Jul 15, 94                     $16.25                     $15.625
Jul 22, 94                     $16.1875                   $15.625
Jul 29, 94                     $16.0625                   $15.875
Aug 5, 94                      $16.25                     $15.5625
Aug 12, 94                     $16.25                     $15.625
Aug 19, 94                     $16.125                    $15.6875
Aug 26, 94                     $16.6875                   $15.9375
Sep 2, 94                      $17.125                    $16.5
Sep 9, 94                      $16.9375                   $16
Sep 16, 94                     $16.3125                   $15.5
Sep 23, 94                     $15.625                    $14.75
Sep 30, 94                     $15.0625                   $14.6875
Oct 7, 94                      $14.875                    $14.3125
Oct 14, 94                     $14.75                     $14.375

                                           Stock Price
                                         (Weekly Change)
                                High Price                 Low Price
Oct 21, 94                     $15.25                     $14.6875
Oct 28, 94                     $14.875                    $13.375
Nov 4, 94                      $14                        $13.125
Nov 11, 94                     $13.625                    $13.125
Nov 18, 94                     $13.5625                   $13.3125
Nov 25, 94                     $13.5                      $12.9375
Dec 2, 94                      $14                        $13
Dec 9, 94                      $13.875                    $13.125
Dec 16, 94                     $14                        $13.1875
Dec 23, 94                     $14.0625                   $13.5625
Dec 30, 94                     $14.5                      $13.625
Jan 6, 95                      $14.4375                   $13.75
Jan 13, 95                     $14.125                    $13.875
Jan 20, 95                     $14.3125                   $13.9375
Jan 27, 95                     $14.4375                   $14.125
Feb 3, 95                      $14.8125                   $14.3125
Feb 10, 95                     $15.125                    $14.5625
Feb 17, 95                     $15.125                    $14.75
Feb 24, 95                     $15.375                    $15
Mar 3, 95                      $16.625                    $15
Mar 10, 95                     $16.8125                   $15.75
Mar 17, 95                     $16.8125                   $15.9375
Mar 24, 95                     $16.5                      $15.6875
Mar 31, 95                     $16.1875                   $15.8125
Apr 7, 95                      $16.6875                   $16
Apr 14, 95                     $16.6875                   $16.25
Apr 21, 95                     $17.125                    $16.5
Apr 28, 95                     $16.75                     $16.375
May 5, 95                      $17.0625                   $16.5
May 12, 95                     $17.125                    $16.6875
May 19, 95                     $17.5                      $16.875
May 26, 95                     $17.5                      $17.25
Jun 2, 95                      $18.75                     $17.25
Jun 9, 95                      $18.9375                   $18.25
Jun 16, 95                     $19.0625                   $18.375
Jun 23, 95                     $18.9375                   $18.5
Jun 30, 95                     $19.1875                   $18.25
Jul 7, 95                      $20.125                    $19.0625
Jul 14, 95                     $20.375                    $20
Jul 21, 95                     $20.875                    $20.0625
Jul 28, 95                     $22.0625                   $20.25
Aug 4, 95                      $30                        $28.8125
Aug 11, 95                     $29.625                    $29.1875
Aug 18, 95                     $29.75                     $29.0625
Aug 25, 95                     $29.625                    $29
Sep 1, 95                      $29.25                     $28.8125
Sep 8, 95                      $29.125                    $28.8125
Sep 15, 95                     $29.0625                   $28.375
Sep 22, 95                     $28.6875                   $28.125

                                           Stock Price
                                         (Weekly Change)
                                High Price                 Low Price
Sep 29, 95                     $28.625                    $28.1875
Oct 6, 95                      $28.5625                   $28.1875
Oct 13, 95                     $29.75                     $28.125
Oct 20, 95                     $29.625                    $28.5
Oct 27, 95                     $29.125                    $28.125
Nov 3, 95                      $29.1875                   $27.875
Nov 10, 95                     $29.6875                   $29.25
Nov 17, 95                     $29.375                    $28.5625
Nov 24, 95                     $29.0625                   $28.625
Dec 1, 95                      $29                        $28.5625
Dec 8, 95                      $29.6875                   $28.4375
Dec 15, 95                     $29.125                    $28.625
Dec 22, 95                     $28.625                    $26.8125
Dec 29, 95                     $27.5                      $27.25
Jan 5, 96                      $27.9375                   $27.125
Jan 12, 96                     $27.5                      $26.5
Jan 19, 96                     $27.1875                   $26.375
Jan 26, 96                     $27.8125                   $27.0625
Feb 2, 96                      $28                        $27.5
Feb 9, 96                      $27.75                     $27.4375
Feb 16, 96                     $27.875                    $27.4375
Feb 23, 96                     $27.9375                   $27.3125
Mar 1, 96                      $28.25                     $27.6875
Mar 8, 96                      $28.875                    $28
Mar 15, 96                     $28.9375                   $28
Mar 22, 96                     $29.4375                   $28.75
Mar 29, 96                     $29.1875                   $28.5625
Apr 5, 96                      $30                        $29.125
Apr 12, 96                     $29.375                    $28.5
Apr 19, 96                     $29.0625                   $28.6875
Apr 26, 96                     $29.125                    $28.6875
May 3, 96                      $29.875                    $28.75
May 10, 96                     $29.875                    $29.375
May 17, 96                     $30.625                    $29.625
May 24, 96                     $30.625                    $30
May 31, 96                     $30.5625                   $29.875
Jun 7, 96                      $30.25                     $29.875
Jun 14, 96                     $30.25                     $30.25
Jun 21, 96                     $30.25                     $29.8125
Jun 28, 96                     $30.25                     $29.8125
Jul 5, 96                      $29.9375                   $29.375
Jul 12, 96                     $29.625                    $28.375

                                           Stock Price
                                         (Weekly Change)
                                High Price                 Low Price
Jul 19, 96                     $29.75                     $27
Jul 26, 96                     $29.125                    $28.25
Aug 2, 96                      $30.5                      $28
Aug 9, 96                      $30.375                    $25.25
Aug 16, 96                     $27.375                    $26.5
Aug 23, 96                     $27.375                    $26.75
Aug 30, 96                     $27.375                    $28.875
Sep 6, 96                      $28                        $26.75
Sep 13, 96                     $28.625                    $27.625
Sep 20, 96                     $29.125                    $28.375
Sep 27, 96                     $29                        $28.25
Oct 4, 96                      $28.875                    $28.125
Oct 11, 96                     $28.875                    $28
Oct 18, 96                     $29.125                    $28.75
Oct 25, 96                     $29.25                     $28.625
Nov 1, 96                      $29.625                    $28.75
Nov 8, 96                      $30.125                    $29.5


                           Quarterly Dividend
                               Per Share
Jan. '94                         $.08
March '94                        $.08
June '94                         $.08
Nov. '94                         $.0925
Jan. '95                         $.0925
March '95                        $.0925
June '95                         $.0925
Sept. '95                        $.1075
Jan. '96                         $.1075
March '96                        $.1075
June '96                         $.1075
Sept. 96                         $.14

An Emphasis On Consumer
Growth and Financial Stocks

         Since 1970, consumer growth companies and financial companies have generally raised dividends at a much faster and more reliable rate than cyclical companies - those whose fortunes depend on the growth rate of the U.S. economy. For the past two and a half decades, according to Smith Barney, consumer growth and financial stocks also provided greater capital appreciation than stocks of companies in cyclical industries such as steel.
         We are mindful of these historical trends when we select individual stocks. More than two-thirds of your Fund's portfolio are currently invested in industries than have historically provided greater returns than the S&P 500 Index.

Outlook
When many investors think of dividends, they tend to look at the present, and think about current income and yield. We look to the future and ask:

  * How much is the company's dividend likely to grow?

  * How will this affect the company's stock price?

         We believe that earnings growth among S&P 500 companies will slow significantly in 1997, making non-cyclical companies that can continue to show earnings and dividend growth more attractive.

         For the year ahead, we favor multinational companies whose stock


-----------------------------------------------------------------------------------------------------------
                                                                  Top 10 Holdings
                                                                 October 31, 1996

                                               Market                                         Dividend
                                           Capitalization             Percent of               Growth
Company                                   In Billions of $            Portfolio              1991-1996
-------                                 ---------------------        --------------        ---------------
Conagra                                         12.1                     5.3%                 +15.5%
American International Group                    51.3                     5.1%                 +11.2%
Philip Morris Cos.                              75.7                     4.8%                 +18.3%
Tyco International                               7.6                     4.7%                  +2.1%
Columbia/HCA Healthcare                         24.0                     4.2%                    *
Schering-Plough Corp.                           23.7                     3.7%                 +15.1%
Lockheed Martin Corp.                           17.8                     3.7%                    **
Smithkline Beecham                              34.6                     3.5%                 +12.7%
Chubb Corp.                                      8.7                     3.1%                  +7.9%
State Street Boston Corp.                        5.1                     3.1%                 +14.9%
-----------------------------------------------------------------------------------------------------------
Total Percentage/Average Dividend Growth Rate                           41.2%                  +12.3%
S&P 500 Index                                                                                   +4.2%

*Didn't start paying dividends until 1993. **Company formed in 1995, dividend growth rate +14.2% since then. Source of market capitalization, dividend growth date: Bloomberg Business News. Past performance does not guarantee future results.
-----------------------------------------------------------------------------------------------------------

How Devon Fund's Portfolio
Manager Got to Be #1
A Look at Barron's Selection Criteria

When Barron's, with the help of the Value Line Investment Survey, chose your Fund's portfolio manager as America's top growth and income fund manager in its July 22, 1996, issue, here's what they looked for:

  * "Each fund (in its category) was given a single rating, a positive number for those beating most of their rivals, a negative for lesser performers. The higher the rating, the more success the fund has had in producing strong returns."

  * "We looked at each Fund's performance from the start of the manager's tenure through June 30, 1996. To be ranked, a manager had to be in place for at least two years."

  * "Besides ranking managers against others in their peer group, Value Line calculated the volatility of each fund compared with that of its rivals, and used that information to adjust the managers'scores."

     We are especially pleased that Devon Fund, as measured by Barron's criteria, generally provided high returns at a lower level of volatility than most of the more than 300 other growth and income funds the magazine reviewed. We would like to point out that after Devon Fund marks its third anniversary on December 29, 1996, the Fund's record will be evaluated by Morningstar Inc., another independent evaluator of mutual funds.

WE LOOK TO THE FUTURE AND ASK
HOW MUCH IS THE COMPANY'S
DIVIDEND LIKELY TO GROW.

prices, in our opinion, do not yet reflect the companies' earnings and dividend growth potential. Generally, we believe these stocks can benefit from overseas business growth and lower U.S. interest rates in 1997. Two of your Fund's top 10 holdings as of October 31 were such firms - American International Group and Chubb Corp. At year's end, our top 10 stock holdings represented about 41.2% of the Fund's net assets.
         In an environment of moderate growth, we would expect companies that show consistent results to be more sought after. During the late 1980s, before the Fund began operating, many of the stocks currently in our portfolio fared well when the pace of overall corporate earnings growth slowed. While the future can't be guaranteed, we believe this pattern has the potential to repeat itself.




/s/  George H. Burwell
-------------------------------
George H. Burwell
Vice President and Senior Portfolio Manager
November 22, 1996

Devon's Lifetime
------------------
Performance
------------------

         An investor who bought $10,000 worth of Devon Fund Class A shares when the Fund began operating on December 29, 1993 and reinvested all dividends and capital gains would have had holdings worth $15,755 as of October 31, 1996. More than $1,800 of that growth would have come from the reinvestment of capital gains and dividends.

         We are pleased to report that on September 3, 1996, Devon Fund increased its quarterly dividend by 12.5% to $0.045 per share. This amount was payable October 8, 1996 to shareholders of record as of September 30, 1996.

         Listed to the right is Devon Fund's dividend and capital gains history through October 31, 1996. Obviously, any future payouts depend on market conditions, and there can be no guarantees. However, we believe the Fund's accomplishments since 1993 are worth considering as you and your financial adviser plan for the future.

-------------------------------------------------------------------------------
                               Devon Fund's A Class Dividend
                                and Capital Gains History
                                  (Dollars Per Share)

                                      Fiscal Year
                                    ---------------
                                    1995       1996
                                   -------    ------
Dividends                          $0.22      $0.21
Short-Term Gains                   $0.32      $0.56
Long-Term Gains                    $0.00      $0.08
TOTAL                              $0.54      $0.85
-------------------------------------------------------------------------------
Dividends for other classes vary because of differing expenses. Past performance does not guarantee future results.

Devon Fund Performance


Subhead: Growth of a $10,000 Investment
December 29, 1993 to October 31, 1996

                                                                              Devon Fund A Class
                                             Lipper Growth & Income             (Capital Gains
                         S&P 500 Index           Fund Average              and Dividends Reinvested)
                         -------------       ----------------------        -------------------------
Dec. '93                   $10,000                 $10,000                         $ 9,524
March '94                  $ 9,622                 $ 9,702                         $ 9,552
June '94                   $ 9,659                 $ 9,681                         $ 9,829
Sept. '94                  $10,129                 $10,097                         $10,318
Dec. '95                   $10,126                 $ 9,942                         $10,030
March '95                  $11,115                 $10,748                         $11,021
June '95                   $12,170                 $11,613                         $11,704
Sept. '95                  $13,130                 $12,452                         $12,722
Dec. '96                   $13,919                 $13,031                         $13,561
March '94                  $14,667                 $13,767                         $14,010
June '96                   $15,320                 $14,233                         $14,954
Sept. '96                  $15,787                 $14,648                         $15,443
Oct. '96                   $16,227                 $14,929                         $15,755


By focusing on companies
with dividend growth potential,
your Fund has been able to
provide higher returns than
many comparable funds over
its lifetime.



                                     Devon Fund Performance
                            Average Annual Return through October 31, 1996

                                        Lifetime                 One Year
Class A (Est.1993)                      +17.35%                  +18.21%
-------------------------------------------------------------------------------
Class B (Est.1994)
    Excluding sales charge              +20.24%                  +23.38%
    Including sales charge              +19.10%                  +19.38%
-------------------------------------------------------------------------------
Class C* (Est.1995)
    Excluding sales charge              +18.94%
    Including sales charge              +17.94%
-------------------------------------------------------------------------------
*aggregate return through October 31, 1996

Devon Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of distributions and sales charges as noted below. Lifetime performance iexcluding sales chargei for B and C Classes assumes the investment was not redeemed.

Voluntary expense caps equal to 1.25% of net assets for A Class shares, 1.95% for B and C Class shares and 0.95% for Institutional Class shares were in effect during the periods shown. Returns would have been lower without the caps.

CLASS A returns reflect the effect of the 4.75% maximum front-end sales charge and a 12b-1 fee. CLASS B shares, initially offered on September 6, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge if redeemed before the end of the sixth year. CLASS C shares, initially offered November 29, 1995, have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

The average annual total returns for Devon Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +19.74% and +24.56%, respectively, for the lifetime and one-year periods ended October 31, 1996.

Financial
------------------------------
Statements
------------------------------


Delaware Group
Devon Fund
Statement of Net Assets
October 31, 1996

                                                           Number       Market
                                                         of Shares       Value
COMMON STOCK - 90.88%
AEROSPACE AND DEFENSE - 4.71%
GenCorp ..........................................         14,700     $  242,550
LOCKHEED MARTIN ..................................          9,200        824,550
                                                                      ----------
                                                                       1,067,100
                                                                      ----------
AUTOMOBILES & AUTO PARTS - 1.93%
Danaher ..........................................         10,700        437,363
                                                                      ----------
                                                                         437,363
                                                                      ----------
BANKING, FINANCE & INSURANCE - 14.81%
AMERICAN INTERNATIONAL GROUP .....................         10,500      1,140,563
CHUBB ............................................         14,100        705,000
Southern National ................................         14,300        495,138
STATE STREET BOSTON ..............................         11,000        697,125
UNUM .............................................          5,000        314,375
                                                                      ----------
                                                                       3,352,201
                                                                      ----------
BUILDINGS AND MATERIALS - 2.14%
Foster Wheeler ...................................         11,800        483,800
                                                                      ----------
                                                                         483,800
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 3.00%
Banta ............................................         15,000        315,937
Reynolds & Reynolds Class A ......................         13,800        363,975
                                                                      ----------
                                                                         679,912
                                                                      ----------
CHEMICALS - 2.08%
Hanna (M.A.)  ....................................         12,150        258,188
Witco ............................................          6,900        213,900
                                                                      ----------
                                                                         472,088
                                                                      ----------
COMPUTERS & TECHNOLOGY - 3.46%
Hewlett-Packard ..................................          4,100        180,913
Wallace Computer Services ........................         20,500        602,188
                                                                      ----------
                                                                         783,101
                                                                      ----------
CONSUMER PRODUCTS - 3.53%
General Electric .................................          3,400        328,950
Masco ............................................            800         25,100
Procter & Gamble .................................          4,500        445,500
                                                                      ----------
                                                                         799,550
                                                                      ----------
ELECTRONICS & ELECTRICAL- 2.34%
Raychem ..........................................          3,900        304,688
Teleflex .........................................          4,700        226,188
                                                                      ----------
                                                                         530,876
                                                                      ----------
ENERGY - 4.40%
Kerr-McGee .......................................          9,100        571,025
Royal Dutch Petroleum ADR ........................          1,400        231,524
TOTAL S.A. ADR ...................................          5,000     $  195,000
                                                                      ----------
                                                                         997,549
                                                                      ----------
Top 10 holdings, representing 41.2% of net assets, are in bold face.

                                                           Number       Market
                                                         of Shares       Value

FARMING & AGRICULTURE - 5.20%
CONAGRA ............................................        23,600     1,177,050
                                                                       ---------
                                                                       1,177,050
                                                                       ---------
FOOD, BEVERAGE & TOBACCO - 5.58%
DiMon ..............................................        10,000       190,000
PHILIP MORRIS ......................................        11,600     1,074,450
                                                                       ---------
                                                                       1,264,450
                                                                       ---------
HEALTHCARE & PHARMACEUTICALS - 15.47%
American Home Products .............................         3,400       208,250
Baxter International ...............................         5,000       208,124
COLUMBIA/HCA HEALTHCARE ............................        26,400       943,800
Olsten .............................................        11,500       230,000
Pharmacia & Upjohn .................................         8,300       298,800
SCHERING-PLOUGH ....................................        13,000       832,000
SMITHKLINE BEECHAM ADR UNIT ........................        12,500       782,813
                                                                       ---------
                                                                       3,503,787
                                                                       ---------
REAL ESTATE - 3.11%
Colonial Properties Trust ..........................         3,100        82,150
Developers Diversified Realty ......................         3,000       100,875
Health Care Property Investors .....................         4,800       168,600
Nationwide Health Properties .......................         5,500       123,750
Storage USA ........................................         3,300       114,675
Sun Communities ....................................         4,000       114,500
                                                                       ---------
                                                                         704,550
                                                                       ---------
RETAIL - 3.37%
May Department Stores ..............................         8,200       388,475
Rite Aid ...........................................        11,000       374,000
                                                                       ---------
                                                                         762,475
                                                                       ---------
TELECOMMUNICATIONS - 2.34%
ALLTEL .............................................        17,400       530,700
                                                                       ---------
                                                                         530,700
                                                                       ---------
TEXTILES, APPAREL & FURNITURE - 2.03%
Miller .............................................        10,600       459,775
                                                                       ---------
                                                                         459,775
                                                                       ---------
UTILITIES - 4.94%
CMS Energy ..........................................       13,000       411,124
DQE ................................................         6,800       195,500
Edison International ...............................         8,000       158,000
Illinova ...........................................        13,000       354,250
                                                                      ----------
                                                                       1,118,874
                                                                      ----------
MISCELLANEOUS - 6.44%
Service International ..............................         6,600       188,100
Tompkins plc-ADR ...................................        13,000       219,374
TYCO INTERNATIONAL .................................        21,200     1,052,050
                                                                      ----------
                                                                       1,459,524
                                                                      ----------
TOTAL COMMON STOCK
  (cost $17,444,670) ...............................                  20,584,725
                                                                      ----------
                                       10

                                                           Number       Market
                                                         of Shares       Value
CONVERTIBLE PREFERRED STOCKS - 0.60%
Freeport-McMoRan Copper & Gold
 5.00% pfd cv. . . . . . . . . . . . .                     5,000       $136,250
                                                                   ------------
Total Convertible Preferred Stock
 (cost $132,740). . . . . . . . . .                                     136,250
                                                                   ------------

                                                       Principal
                                                         Amount
REPURCHASE AGREEMENTS -- 7.48%
With Chase Manhattan 5.50% 11/1/96
  (dated 10/31/96,  collateralized  by
  $531,000 U.S.  Treasury  Notes 5.50%
  due 11/15/98, market value
  $541,668) ......................................   $   531,000        531,000
With PaineWebber 5.52% 11/1/96
  (dated 10/31/96, collateralized by
  $593,000 U.S. Treasury Notes 5.875%
  due 10/31/98, market value
  $594,368) ......................................       582,000        582,000
With Prudential Securities 5.50% 11/1/96
  (dated 10/31/96, collateralized by
  $577,000 U.S. Treasury Notes
  6.125% due 5/31/97, market
  value $594,098) ................................       582,000        582,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $1,695,000) ..............................                    1,695,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.96%
(cost $19,272,410)  ..............................                   22,415,975
RECEIVABLES AND OTHER ASSETS NET OF
LIABILITIES - 1.04%  .............................                      235,867
                                                                    -----------
NET ASSETS APPLICABLE TO 1,550,990 SHARES
($1 PAR VALUE) OUTSTANDING - 100.00% .............                  $22,651,842
                                                                    -----------

NET ASSET VALUE - DEVON FUND A CLASS
($14,907,212 / 1,020,347 SHARES)  ................                  $     14.61
                                                                    ===========
NET ASSET VALUE - DEVON FUND B CLASS
($3,399,456 / 233,773 SHARES) ....................                  $     14.54
                                                                    ===========
NET ASSET VALUE - DEVON FUND C CLASS
($1,055,503 / 72,657 SHARES) .....................                  $     14.53
                                                                    ===========
NET ASSET VALUE - DEVON FUND INSTITUTIONAL CLASS
($3,289,671 / 224,213 SHARES) ....................                  $     14.67
                                                                    ===========

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996
Common  stock,  $1 par value, 125,000,000 shares
  authorized to the Devon Fund ...................                  $17,773,347
Accumulated undistributed income:
  Net investment income ..........................                       72,096
  Net realized gain on investments ...............                    1,662,834
  Net unrealized appreciation of investments .....                    3,143,565
                                                                    -----------
Total net assets .................................                  $22,651,842
                                                                    ===========

                             See accompanying notes

Delaware Group
Devon Fund
Statement of Operations
Year Ended October 31, 1996

INVESTMENT INCOME:
Dividends .........................................   $   401,985
Interest ..........................................        95,784    $   497,769
                                                                     -----------

EXPENSES:
Management fees ($103,041) and
  directors' fees ($7,117)  .......................       110,158
Dividend disbursing and transfer agent
  fees and expenses ...............................        59,349
Distribution expenses .............................        57,732
Federal and state registration fees ...............        49,662
Professional fees .................................        18,501
Reports to shareholders ...........................         7,458
Accounting services and salaries ..................         4,805
Taxes, other than taxes on income .................         3,131
Amortization of organization expenses                       2,254
Other .............................................         8,016
                                                      -----------
                                                          321,066
                                                      -----------
Less expenses absorbed by Delaware
  Management Company, Inc. ........................      (100,589)       220,477
                                                      -----------    -----------
NET INVESTMENT INCOME .............................                      277,292
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain from security
  transactions ....................................                    1,659,549
Net unrealized appreciation of
  investments during the period ...................                    1,747,047
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS ..................................                    3,406,596
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .................................                  $ 3,683,888
                                                                     ===========

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE -
  DEVON FUND A CLASS:
Net asset value per share (A) .....................                  $     14.61
Sales charges (4.75% of offering price, or 5.00%
  of amount invested per share) (B) ...............                         0.73
                                                                     -----------
Offering price ....................................                  $     15.34
                                                                     ===========

 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
 (B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more and purchase options not including the payment of a front-end sales charge.

                             See accompanying notes

Delaware Group
Devon Fund
Statement of Changes in Net Assets

                                                   Year Ended    Year Ended
                                                    10/31/96      10/31/95
OPERATIONS:
Net investment income ..........................   $    277,292    $    177,618
Net realized gain from
  security transactions ........................      1,659,549         671,745
Unrealized appreciation
  during the period ............................      1,747,047       1,214,843
                                                   ------------    ------------
Net increase in net assets resulting
  from operations ..............................      3,683,888       2,064,206
                                                   ------------    ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
  Devon Fund A Class ...........................       (174,416)       (124,083)
  Devon Fund B Class ...........................        (16,956)         (6,520)
  Devon Fund C Class ...........................         (3,999)           --
  Devon Fund Institutional Class ...............        (56,556)        (45,722)
Net realized gain from security transactions:
  Devon Fund A Class ...........................       (463,434)       (144,950)
  Devon Fund B Class ...........................        (50,076)         (7,068)
  Devon Fund C Class ...........................           (367)           --
  Devon Fund Institutional Class ...............       (151,603)        (47,947)
                                                   ------------    ------------
                                                       (917,407)       (376,290)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Devon Fund A Class ...........................      6,421,733       4,890,613
  Devon Fund B Class ...........................      2,265,272         668,823
  Devon Fund C Class ...........................      1,597,020            --
  Devon Fund Institutional Class ...............        842,297       1,400,865
Net  asset  value of shares  issued  upon
  reinvestment  of  dividends  from net
  investment income and net realized
  gain from security transactions:
  Devon Fund A Class ...........................        621,810         266,511
  Devon Fund B Class ...........................         64,045          12,607
  Devon Fund C Class ...........................          4,344            --
Devon Fund Institutional Class .................        208,178          93,669
                                                   ------------    ------------
                                                   $ 12,024,699       7,333,088
                                                   ------------    ------------
Cost of shares repurchased:
  Devon Fund A Class ...........................     (2,868,651)     (2,110,412)
  Devon Fund B Class ...........................       (105,456)        (30,450)
  Devon Fund C Class ...........................       (647,436)           --
  Devon Fund Institutional Class ...............     (1,096,984)     (1,532,095)
                                                   ------------    ------------
                                                     (4,718,527)     (3,672,957)
                                                   ------------    ------------
Increase in net assets derived from
  capital share transactions ...................      7,306,172       3,660,131
                                                   ------------    ------------
NET INCREASE IN NET ASSETS .....................     10,072,653       5,348,047
                                                   ------------    ------------

NET ASSETS:
Beginning of period ............................     12,579,189       7,231,142
                                                   ------------    ------------
End of period (including undistributed
  net investment income of $72,096
  and $46,731, respectively) ...................   $ 22,651,842    $ 12,579,189
                                                   ============    ============

Delaware Group
Devon Fund
Notes to Financial Statements
Year Ended October 31, 1996

Delaware Group Delaware Fund, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company currently offers two series, Devon Fund (the "Fund") and Delaware Fund. The Company is organized as a Maryland corporation. The Fund offers four classes of shares.

The investment objective of the Fund is to seek current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

2. Investment Management and Distribution Agreements In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million.

DMC has elected voluntarily to waive its fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses exceed 0.95% of average net assets for each class through December 31, 1996. Total expenses absorbed by DMC for the year ended October 31, 1996 were $100,589.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and C Class. No distribution expenses are paid by the Institutional Class. For the year ended October 31, 1996, the Fund paid DDLP $16,741 for commissions earned on sales of Devon Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended October 31, 1996, the Fund has expensed $59,349 for these services. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. For the period from August 19,1996, to October 31, 1996, the Fund has expensed $1,158 for these services. Previously, Fund personnel provided these services and the related costs were recorded in salaries and other expense categories in the statement of operations.

On October 31, 1996, the Fund had expenses payable relating to operations to DMC and its affiliates of $67,412.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of the Fund's average net assets.

3. Investments
During the year ended October 31, 1996, the Fund made purchases of $18,455,589 and sales of $12,576,504 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1996, unrealized appreciation for federal income tax purposes aggregated $3,133,463 of which $3,346,450 related to unrealized appreciation of securities and $212,987 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $1,669,651 for the year ended October 31, 1996.

    On October 31, 1996, the Fund had a receivable for investment securities sold of $389,409 and a payable for investment securities purchased of $155,945.

4. Capital Stock
Transactions in capital stock shares were as follows:
                                                         Year          Year
                                                         Ended         Ended
                                                       10/31/96       10/31/95
Shares sold:
  Devon Fund A Class ...........................        481,037         437,494
  Devon Fund B Class ...........................        167,538          59,748
  Devon Fund C Class ...........................        117,220            --
  Devon Fund Institutional Class ...............         63,036         125,933
Shares issued upon reinvestment of
dividends from net investment
income and net realized gain
from security transactions:
  Devon Fund A Class ...........................         48,285          25,450
  Devon Fund B Class ...........................          4,965           1,195
  Devon Fund C Class ...........................            312            --
  Devon Fund Institutional Class ...............         16,198           8,931
                                                       --------        --------
                                                        898,591         658,751
                                                       --------        --------

Shares repurchased:
  Devon Fund A Class ...........................       (213,978)       (182,731)
  Devon Fund B Class ...........................         (7,814)         (2,452)
  Devon Fund C Class ...........................        (44,875)           --
  Devon Fund Institutional Class ...............        (82,931)       (138,734)
                                                       --------        --------
                                                       (349,598)       (323,917)
                                                       --------        --------
Net increase ...................................        548,993         334,834
                                                       ========        ========

5. Lines of Credit
The Fund has a committed line of credit for $500,000. No amount was outstanding at October 31, 1996, or at any time during the last fiscal year.

6. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Devon Fund                              Devon Fund
                                                                A Class                                  B Class
                                                  ------------------------------------     ------------------------------------
                                                      Year        Year     12/29/93(1)       Year          Year       9/06/94(2)
                                                     Ended       Ended         to           Ended         Ended          to
                                                  10/31/96     10/31/95     10/31/94      10/31/96      10/31/95     10/31/94

Net asset value, beginning of period. .            $12.550      $10.830      $10.000      $12.500        $10.820        $10.900

Income (loss) from investment operations:
Net investment income. . . . . . . . . . .           0.216        0.207(3)     0.136        0.136          0.127(3)       0.027
Net realized and unrealized gain (loss)
from security transactions. . . . . . . .            2.689        2.053        0.784        2.664          2.053         (0.077)
                                                 ---------     --------     --------     --------       --------       --------
Total from investment operations. . . . . .          2.905        2.260        0.920        2.800          2.180         (0.050)
                                                 ---------     --------     --------     --------       --------       --------

Less distributions:
Dividends from net investment income. .             (0.205)      (0.220)      (0.090)      (0.120)        (0.180)       (0.030)
Distributions from net realized gain on
  security transactions                             (0.640)      (0.320)        -          (0.640)        (0.320)            -
                                                 ---------     --------     --------     --------       --------       --------
  Total distributions. . . . . . ..                 (0.845)      (0.540)      (0.090)      (0.760)        (0.500)        (0.030)
                                                 ---------     --------     --------     --------       --------       --------
Net asset value, end of period. . . . . . .        $14.610      $12.550      $10.830      $14.540        $12.500        $10.820
                                                 =========     ========     ========     ========       ========       ========
Total return(4). . . . . . . . . . . .              24.14%       21.98%       11.09%       23.38%         21.09%         (0.46%)

Ratios/supplemental data:
Net assets, end of period (000 omitted).......     $14,907       $8,846       $4,600       $3.399           $863           $115
Ratio of expenses to average net assets......        1.25%(5)     1.25%(5)     1.25%(5)     1.95%(7)       1.95%(7)       1.95%(7)
Ratio of net investment income to average net
  assets                                             1.67%(6)     1.82%(6)     1.96%(6)     0.97%(8)       1.12%(8)       1.26%(8)
Portfolio turnover. . . .  . . . . . . . .. . .        80%          99%         180%          80%            99%           180%
Average commission rate paid. . . . . . . . . .      $0.06          N/A           N/A        $0.06            N/A           N/A


------------------

1. Date of initial public offering; ratios and total return have been annualized.
2. Date of initial public offering, ratios have been annualized and total return has not been annualized.
3. 1995 per share information was based on the average shares outstanding method.
4. Does not reflect maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for Devon Fund A Class or the contingent deferred sales charge which varies from 1%-4% for Devon Fund B Class depending upon the holding period.
5. Ratio of expenses to average net assets prior to expense limitation was 1.84% for the year ended October 31, 1996, 2.29% for the year ended October 31, 1995 and 3.26% for the period ended October 31, 1994.
6. Ratio of net investment income (loss) to average net assets prior to expense limitation was 1.08% for the year ended October 31, 1996, 0.78% for the year ended October 31, 1995 and (0.05%) for the period ended October 31, 1994.
7. Ratio of expenses to average net assets prior to expense limitation was 2.54% for the year ended October 31, 1996, 2.99% for the year ended October 31, 1995 and 3.96% for the period ended October 31, 1994.
8. Ratio of net investment income (loss) to average net assets prior to expense limitation was 0.38% for the year ended October 31, 1996, 0.08% for the year ended October 31, 1995 and (0.75%) for the period ended October 31, 1994.

                                                                Devon Fund               Devon Fund
                                                                 C Class             Institutional Class
                                                                ---------         --------------------------
                                                               11/29/95(1)       Year         Year      12/29/93(2)
                                                                   to           Ended        Ended        to
                                                                10/31/96       10/31/96     10/31/95    10/31/94

Net asset value, beginning of period ...................        $13.020        $12.590       $10.860      $10.000

Income (loss) from investment operations:
Net investment income ..................................          0.188          0.267         0.241(3)     0.201
Net realized and unrealized gain (loss) from security
 transactions ..........................................          2.157          2.693         2.049        0.749
                                                                -------        -------       -------      -------
Total from investment operations .......................          2.345          2.960         2.290        0.950
                                                                -------        -------       -------      -------

Less distributions:
Dividends from net investment income ...................         (0.195)        (0.240)       (0.240)      (0.090)
Distributions from net realized gain on security
  transactions .........................................         (0.640)        (0.640)       (0.320)       -
                                                                -------        -------       -------      -------
Total distributions ....................................         (0.835)        (0.880)       (0.560)      (0.090)
                                                                -------        -------       -------      -------
Net asset value, end of period .........................        $14.530        $14.670       $12.590      $10.860
                                                                =======       ========       =======      =======
Total return(4)  .......................................         18.94%         24.56%        22.26%       11.45%

Ratios/supplemental data:
Net assets, end of period (000 omitted)  ...............         $1,056         $3,290        $2,870       $2,516
Ratio of expenses to average net assets ................          1.95%(5)       0.95%(7)      0.95%(7)     0.95%(7)
Ratio of net investment income to average net assets ...          0.97%(6)       1.97%(8)      2.12%(8)     2.26%(8)
Portfolio turnover .....................................            80%            80%           99%         180%
Average commission rate paid ...........................          $0.06          $0.06           N/A          N/A

------------------

1. Date of initial public offering, ratios have been annualized and total return has not been annualized.
2. Date of initial public offering; ratios and total return have been annualized.
3. 1995 per share information was based on the average shares outstanding method.
4. Does not reflect the 1% contingent deferred sales charge for Devon Fund C Class for 12 months from the date of purchase.
5. Ratio of expenses to average net assets prior to expense limitation was 2.54% for the period ended October 31, 1996.
6. Ratio of net investment income to average net assets prior to expense limitation was 0.38% for the period ended October 31, 1996.
7. Ratio of expenses to average net assets prior to expense limitation was 1.54% for the year ended October 31, 1996, 1.99% for the year ended October 31, 1995 and 2.96% for the period ended October 31, 1994.
8. Ratio of net investment income to average net assets prior to expense limitation was 1.38% for the year ended October 31, 1996, 1.08% for the year ended October 31, 1995 and 0.25% for the period ended October 31, 1994.

Delaware Group Delaware Fund, Inc.
Devon Fund
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Delaware Fund, Inc. - Devon Fund

We have audited the accompanying statement of net assets of the Delaware Group Delaware Fund, Inc. - Devon Fund as of October 31, 1996, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each period from December 29, 1993 (date of initial public offering) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Devon Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each period from December 29, 1993 (date of initial public offering) to October 31, 1996, in conformity with generally accepted accounting principles.



                                                  Ernst & Young LLP

Philadelphia, Pennsylvania
December 16, 1996

This annual report is for the information of Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Devon Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board
-----------------------
Members
-----------------------


WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA



Affiliated
-----------------------
Officers
-----------------------

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Delaware Group
-----------------------
of Funds
-----------------------
FOR GROWTH OF CAPITAL
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Strategic Income Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT DEVON FUND PROSPECTUS AND THE DELAWARE GROUP FUND PERFORMANCE UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER. FOR A PROSPECTUS OF ANY OTHER DELAWARE GROUP FUND, CONTACT YOUR FINANCIAL ADIVSER OR DELAWARE GROUP.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

Delware
Group
-------
Philadelphia * London

BE SURE TO CONSULT YOUR FINANANCIAL ADVISER WHEN MAKING INVESTMENT DECISIONS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE DEVON FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF OR DEPOSITS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

SECURITIES DELAERS ONLY
Nationwide (800) 362-7500

FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
Nationwide (800) 659-2265

Copy Rights Delaware Distributors, L.P.


Printed in the U.S.A. on recycled paper.

AR-039[10/96]TKO12/96